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                                                                    EXHIBIT 99.2

                               AMENDMENT AGREEMENT
                                      NO. 5

                  AMENDMENT AGREEMENT NO. 5, dated as of September 9, 2002 (this "Amendment"), to the Receivables Purchase Agreement, dated as of April 18, 2002 (as amended, restated and/or otherwise modified from time to time, the "RPA"), among HomePride Finance Corp. ("HomePride") and GSS HomePride Corp. (the "Seller"), CIT Group/Sales Financing, Inc. (the "Sub-Servicer"), Greenwich Funding Corp. (the "Investor"), the financial institutions named therein as Banks (the "Banks") and Credit Suisse First Boston, New York Branch (the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings attributed to them in the RPA.

                  WHEREAS, the parties hereto desire to amend the RPA on the terms and subject to the provisions hereof;

                  WHEREAS, the parties hereto desire to waive certain provisions of the RPA on the terms and subject to the provisions hereof;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

                  SECTION 1. Amendments to RPA.

                  1.1 Section 1.01 of the RPA is hereby amended by adding the following definition in its proper alphabetical order:

                                    "CHBC" means Champion Home Builders Co.

                  1.2 The definition of "Advance Rate" in Section 1.01 of the RPA is hereby deleted and the following is inserted in its place:

                                    "Advance Rate" means, as of any date of
                  determination (a) 78% if the following conditions shall be satisfied as of such date of determination: (i) the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool that are secured by New Homes shall be greater than or equal to 80% of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool,
                  (ii) the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool secured by multi-wide Manufactured Homes shall be greater than or equal to 70% of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool and (iii) the Aggregate Outstanding Balance

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                  of all Eligible Receivables in the Receivables Pool with
                  respect to which the related Manufactured Home is located in a manufactured housing park shall be less than or equal to 40% of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool and (b) 76.75% if the following conditions shall be satisfied as of such date of determination: (i) the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool that are secured by New Homes shall be greater than or equal to 75% of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool, (ii) the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool secured by multi-wide Manufactured Homes shall be greater than or equal to 65%, of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool and (iii) the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool with respect to which the related Manufactured Home is located in a manufactured housing park shall be less than or equal to 50%, of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool; provided, however, if all of the conditions set forth in the immediately-preceding clauses (a) and (b) shall be satisfied as of such date of determination, then the Advance Rate shall be 78%; provided, further, however, if the Advance Rate shall not be 78% or 76.75% pursuant to the foregoing on such date of determination, then the Advance Rate shall be 76% on such date of determination; provided, further, however, that, at all times after the Ratings have been obtained from the Rating Agencies, the Advance Rate shall, from time to time, be adjusted as necessary to maintain the Ratings so obtained from the Rating Agencies.

                  1.3 Clause NINTH of Section 5.02(b) of the RPA is hereby deleted and the following is inserted in its place:

                                    NINTH, if the senior unsecured long-term
                  debt rating of the Parent or CHBC is downgraded below B- by S&P (or if the Parent or CHBC is put on negative credit watch by S&P at any time that such rating is at B-) or below B3 by Moody's (or if the Parent or CHBC is put on negative credit watch by Moody's at any time that such rating is at B3)(or if such rating is withdrawn or cancelled by S&P or Moody's), to the Agent's Account in payment of the Capital Investment until such time as the Deemed Credit Enhancement Amount shall have been paid in full;

                  1.4 Clause NINTH of Section 5.02(d) of the RPA is hereby deleted and the following is inserted in its place:

                                    NINTH, if the senior unsecured long-term
                  debt rating of the Parent or CHBC is downgraded below B- by S&P (or if the Parent or CHBC is put on negative credit watch by S&P at any time that such rating is at B-) or below B3 by Moody's (or if the Parent or CHBC is put on negative credit watch by Moody's at


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                  any time that such rating is at B3)(or if such rating is
                  withdrawn or cancelled by S&P or Moody's), to the Agent's Account in payment of the Capital Investment until such time as the Deemed Credit Enhancement Amount shall have been paid in full;

                  1.5 Section 11.09(a) of the RPA is hereby amended by (i) deleting the phrase "Each Servicer Party shall deliver to the Seller, the Agent and each Rating Agency" appearing in the first line thereof and inserting in its place the phrase "Each Servicer Party shall deliver to the Seller and the Agent" and (ii) adding at the end thereof the following sentence:

                  The Seller shall promptly deliver to each Rating Agency each Officer's Certificate that it receives pursuant to this
                  Section 11.09(a).

                  1.6 Section 11.09(b) of the RPA is hereby amended by (i) deleting the phrase "Each Servicer Party shall deliver to the Seller, the Agent and each Rating Agency" appearing in the first line thereof and inserting in its place the phrase "Each Servicer Party shall deliver to the Seller and the Agent" and (ii) adding at the end thereof the following sentence:

                  The Seller shall promptly deliver to each Rating Agency each Officer's Certificate that it receives pursuant to this
                  Section 11.09(b).

                  1.7 The fourth line of Section 11.10(a) of the RPA is hereby amended by (i) deleting the phrase "deliver to the Seller, the Agent and each Rating Agency" therein and inserting in its place the phrase "deliver to the Seller and the Agent" and (ii) adding at the end thereof the following sentence:

                  The Seller shall promptly deliver to each Rating Agency each Accountant's Report that it receives pursuant to this Section 11.10(a).

                  1.8 Clause (j) of Section 14.01 of the RPA is hereby deleted and the following is inserted in its place:

                           (j) The Parent's or CHBC's long term public senior
                  unsecured debt securities shall (i) be rated less than B- by S&P or B3 by Moody's or (ii) no longer be rated by both S&P and Moody's; or

                  1.9 Section 17.06 of the RPA is hereby deleted and the following is inserted in its place:

                           SECTION 17.06 No Proceedings. (a) Each of the Seller,
                  each Servicer Party, the Agent, each Investor, each Bank, each assignee of a Receivable Interest or any interest therein and each entity which enters into a commitment to Receivable Interest or any interest therein and each entity which enters into a commitment to


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                  purchase Receivable Interests or interests therein hereby
                  agrees that it will not institute against the Conduit any proceeding of the type referred to in clause (a) of the definition of Event of Bankruptcy so long as any commercial paper or other senior indebtedness issued by Conduit shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other senior indebtedness shall have been outstanding.

                           (b) Each of the Seller and each Servicer Party hereby
                  agrees that it will not institute against the Seller or HomePride SPV any proceeding of the type referred to in clause
                  (a) of the definition of Event of Bankruptcy so long as the Seller or the Servicer owe any amounts hereunder or there shall not have elapsed one year plus one day since the last day on which any such amounts were owed.

         SECTION 2. Waivers to Provisions of RPA.

                  2.1 The Agent hereby waives the Event of Default arising under
         Section 14.03(j) of the RPA due to the Adjusted Consolidated Tangible Net Worth being less than $305,000,000; provided, that, such waiver shall be automatically revoked on the earlier of (i) any day that the Adjusted Consolidated Tangible Net Worth shall be less than $210,000,000 and (ii) September 30, 2002.

                  2.2 The Agent hereby waives the provisions of clause NINTH of
         Section 5.02(b) and Section 5.02(d) of the RPA solely with respect to Moody's having placed its "B3" unsecured long-term debt rating of the Parent on negative credit watch during the period beginning August 8, 2002 and ending September 6, 2002.

         SECTION 3. Conditions to Effectiveness. The amendments and waivers contained in this Amendment shall become effective as of September 6, 2002 upon the Agent's receipt of an executed counterpart of this Amendment duly executed by each party thereto; provided, however, that the amendment set forth in
Section 1.2 hereof shall become effective on the date of the next Purchase hereunder.

         SECTION 4. Representations and Warranties. Each of the Seller and the Servicer reaffirms and restates the representations and warranties set forth in the RPA and any agreement, document or instrument related thereto, and certifies that such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date. In addition, the Seller and the Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) after giving effect to this Amendment, no Termination Event (nor any event that but for notice or lapse of time or both would constitute an Termination Event) shall have occurred and be continuing as of the date hereof nor shall any Termination Event (nor any event that but for notice or lapse of time or both would constitute a Termination Event) occur due to this Amendment becoming effective, (b) the Seller and the Servicer each has the


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corporate power and authority to execute and deliver this Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Amendment, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Seller or the Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Amendment other than such that have been obtained.

         SECTION 5. Reference to and Effect on the Documents.

                  5.1 On and after the date on which this Amendment becomes effective pursuant to Section 2 of this Amendment, each reference in the RPA to "this Agreement" shall refer to the RPA as amended hereby and each reference in the RPA to "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the RPA as amended hereby. On and after the date on which this Amendment becomes effective pursuant to Section 2 of this Amendment, each reference to the RPA in any agreement, document or instrument related to the RPA shall mean and be a reference to the RPA as amended hereby.

                  5.2 Except as expressly amended and waived above, the RPA shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                  5.3 The execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Investor, any Bank or the Agent under the RPA nor constitute a waiver of any provision of the RPA.

         SECTION 6. Governing Law. THIS AMENDMENT SHALL, IN ACCORDANCE WITH
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                          [Signature pages to follow.]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


         SELLER:             GSS HOMEPRIDE CORP.


                             By: /s/ Frank B. Bilotta
                                ---------------------------
                                    Name: Frank B. Bilotta
                                    Title: President


         INVESTOR:           GREENWICH FUNDING CORP.

                             By: Credit Suisse First Boston, New York Branch, as its Attorney-In-Fact


                                    By: /s/ Mark Lengel
                                       --------------------------
                                           Name: Mark Lengel
                                           Title: Vice President


                                    By: /s/ Joseph Soave
                                       --------------------------
                                           Name: Joseph Soave
                                           Title: Vice President




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         BANK:                      CREDIT SUISSE FIRST BOSTON, NEW YORK
                                    BRANCH


                                    By: /s/ Anthony Giordano
                                       --------------------------
                                           Name: Anthony Giordano
                                           Title: Director


                                    By: /s/ Mark Golombeck
                                       --------------------------
                                           Name: Mark Golombeck
                                           Title: Vice President


         AGENT:                     CREDIT SUISSE FIRST BOSTON,
                                    NEW YORK BRANCH, AS AGENT


                                    By: /s/ Anthony Giordano
                                       --------------------------
                                           Name: Anthony Giordano
                                           Title: Director

                                    By: /s/ Mark Golombeck
                                       --------------------------
                                           Name: Mark Golombeck
                                           Title: Vice President



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         SERVICER:                  HOMEPRIDE FINANCE CORP., AS SERVICER


                                    By: /s/ John J. Collins, Jr.
                                       --------------------------
                                           Name: John J. Collins, Jr.
                                           Title: V.P.



         SUB-SERVICER:              THE CIT GROUP/SALES FINANCING, INC.


                                    By:
                                       --------------------------
                                           Name:
                                           Title:





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